UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

___________

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Financing Agreement Amendment

On December 17, 2019, ALJ Regional Holdings, Inc. (the “Company”) entered into the Sixth Amendment (the “Sixth Amendment”) to the Financing Agreement, dated as of August 14, 2015 (as amended and restated from time to time, the “Financing Agreement”), by and among the Company, Faneuil, Inc., Floors-N-More, LLC, Phoenix Color Corp., each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto (the “Lenders”), Cerberus Business Finance, LLC, as collateral agent for the lenders (the “Collateral Agent”), and PNC Bank, National Association, as administrative agent for the lenders (the “Administrative Agent”). The Sixth Amendment was entered into by the Company to amend certain terms and covenants in order to support the continued growth of the Company.

The amended terms and covenants under the Sixth Amendment include, among other amendments:

(i)

a conversion of each Lender’s pro-rata share of $4,100,000 in aggregate principal amount of the original term loan, Term A Loan, Term A-1 Loan and Term A-2 Loan to its pro-rata shares in the aggregate principal amount of the Term B Loan;

(ii)

an adjustment to the leverage ratio threshold to (i) 5.25:1.00 for the fiscal quarter ending December 31, 2019, (ii) 4.50:1.00 for the fiscal quarter ending March 31, 2020, (iii) 3.75:1.00 for the fiscal quarter ending June 30, 2020, (iv) 3.50:1.00 for each fiscal quarter beginning with the fiscal quarter ending September 30, 2020 through the fiscal quarter ending December 31, 2020, (v) 3.25:1.00 for each fiscal quarter beginning with the fiscal quarter ending March 31, 2021 through the fiscal quarter ending June 30, 2021, (vi) 3.00:1.00 for the fiscal quarter ending September 30, 2021, (vii) 3.25:1.00 for the fiscal quarter ending December 31, 2021, and (viii) 3.00:1.00 for each fiscal quarter beginning with the fiscal quarter ending March 31, 2022 and for each fiscal quarter thereafter;

(iii)

a decrease in fixed charge coverage ratio threshold from (a) 1.05:1.00 to (i) 0.85:1.00 for the fiscal quarters ending December 31, 2019 and March 31, 2020, (ii) 0.95:1.00 for the fiscal quarter ending June 30, 2020 and (iii) 1.00:1.00 for the fiscal quarter ending in September 30, 2020 and (b) from 1.10:1.00 to 1.05:1.00 for each fiscal quarter beginning with the fiscal quarter ending December 31, 2020 and for each fiscal quarter thereafter; and

(iv)	a rate floor for LIBOR rate loans of 1.50% and for Prime rate loans of 4.75%.

In connection with the Sixth Amendment, certain trusts and other entities formed for the benefit of, or otherwise affiliated with, Jess Ravich, the Company’s Chief Executive Officer and Chairman of the Board, and his children (the “Ravich Entities”), entered into a Junior Participation Agreement with the Collateral Agent (the “Junior Participation Agreement”), pursuant to which the Ravich Entities agreed to purchase $4.1 million in junior participation interests in the Term B Loan under the Financing Agreement (the “Junior Participation” and such interests, the “Junior Participation Interests”). The Junior Participation Interests are junior and subordinate to the Lenders’ interests in all respects, and accrue interest under the Financing Agreement (i) in cash in an amount equal to the interest due on the Term B Loan and (ii) in kind in an amount equal to the Term B PIK Margin of 4.00% per annum. In addition, on December 17, 2019 (the “Issuance Date”), in consideration of the Ravich Entities agreeing to enter into the Junior Participation, the Company agreed to issue the Ravich Entities fully vested warrants to purchase 1.23 million shares of the Company’s common stock (the “Warrants”), with a five year term and an exercise price equal to the lesser of the 30 day trailing average closing price of the Company’s common stock as traded on the NASDAQ Stock Market on (i) the Issuance Date or (ii) the six month anniversary of the Issuance Date. The 30 day trailing average closing price of the Company’s common stock on the Issuance Date was $1.21. The issuance by the Company of the Warrants was consummated as a private placement to an “accredited investor” (as that term is defined under Rule 501 of Regulation D), exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

The foregoing description of the Sixth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 hereto, the Fifth Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Securities and Exchange Commission (the “Commission”) on August 1,

2019, the Fourth Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on November 30, 2018, the Third Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on October 2, 2017, the Second Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on May 30, 2017, the First Amendment to the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on July 20, 2016, and the Financing Agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form 10-12B/A, previously filed with the Commission on March 28, 2016.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 with respect to the Sixth Amendment is incorporated herein by reference.

ITEM 3.02. Unregistered Sales of Equity Securities.

The discussion in Item 1.01 with respect to the Warrants is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1

Sixth Amendment to Financing Agreement, dated as of December 17, 2019, by and among the Company, Faneuil, Carpets, Phoenix, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, the Collateral Agent, and the Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

December 23, 2019	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)

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